SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. ___)

Filed  by  the  Registrant                                 [X]
Filed  by  a  Party  other  than  the  Registrant          [ ]

Check  the  appropriate  box:

[ ]  Preliminary  Proxy  Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive  Proxy  Statement
[ ]  Definitive  Additional  Materials
[ ]  Soliciting  Material Pursuant to Sec. 240-14a-11(c) or Sec. 240.14a-12

                       STATE OF FRANKLIN BANCSHARES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                              Charles E. Allen, Jr.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment  of  Filing  Fee  (Check  the  Appropriate  box):

[X]  No  fee  required
[ ]  Fee   computed   on  table   below  per  Exchange  Act
     Rules 14a6(i)(4) and0-11.

     1.     Title  of  each  class  of  securities to which transaction applies:
            --------------------------------------------------------------------

     2.     Aggregate  number  of  securities  to  which  transaction  applies:
            --------------------------------------------------------------------

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:[1]
            --------------------------------------------------------------------

     4.     Proposed  maximum  aggregate  value  of  transaction:
            --------------------------------------------------------------------

     5.     Total  fee  paid:
            --------------------------------------------------------------------
[ ]  Fee  paid  previously  with  preliminary  materials.
[ ]  Check box if any part of the fee is offset as provided by Exchange Act
     Rule  0-11(a)(2)  and identify the filing for which the offsetting fee
     Was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)     Amount  Previously  Paid::------------------

     2)     Form,  Schedule  or  Registration  Statement  No:------------------

     3)     Filing  Party::------------------

     4)     Date  Filed::--------------------

                       STATE OF FRANKLIN BANCSHARES, INC.
                             1907 NORTH ROAN STREET
                          JOHNSON CITY, TENNESSEE 37604

                                  April 4, 2000

To  the  Shareholders  of
     State  of  Franklin  Bancshares,  Inc.

     You are cordially invited to attend the annual meeting of shareholders of State of Franklin Bancshares, Inc., which will be held at 1907 North Roan Street, Johnson City, Tennessee, on Tuesday, April 25, 2000, at 7:00 p.m., Eastern Time.

     At  the  meeting,  you  will  be  asked  to:

     - elect three directors to serve until the 2003 annual meeting of shareholders;

     - ratify the appointment of Baylor & Backus as State of Franklin's independent accountants and auditors for 2000; and

     - transact other business that properly comes before the meeting or any adjournment of the meeting.

     We have enclosed a notice of the annual meeting of shareholders, a proxy statement, and a form of proxy. The matters listed in the notice of annual meeting are more fully described in the proxy statement.

     It is important that your shares are represented and voted at the meeting, regardless of the size of your holdings. Accordingly, we would appreciate your completing the enclosed form of proxy whether or not you plan to attend the meeting. If you are present at the meeting and wish to vote your shares personally, your form of proxy can be revoked upon your request prior to balloting. If you wish to personally vote at the meeting, but your shares are held in the name of a broker, trust, bank or other nominee, you should bring with you a form of proxy or letter from the broker, trustee, bank or nominee confirming your beneficial ownership of the shares.

     We urge you to return your form of proxy by mailing it in the enclosed postage-paid envelope to be received no later than 5:00 p.m. on April 24, 2000.

     Upon request, we will provide to you, without charge, a copy of our annual report on Form 10-KSB for the year ended December 31, 1999 as filed with the SEC. Requests should be directed to Becky Mominee, Secretary, State of Franklin Bancshares, Inc., 1907 North Roan Street, Johnson City, Tennessee 37604, (423) 926-3600.


                                   Sincerely  yours,

                            Charles  E.  Allen,  Jr.          Randal  R.  Greene
                            Chairman  of  the  Board          President

                       STATE OF FRANKLIN BANCSHARES, INC.
                             1907 NORTH ROAN STREET
                          JOHNSON CITY, TENNESSEE 37604

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD APRIL 25, 2000

     The regular annual meeting of shareholders of State of Franklin Bancshares, Inc. will be held at 1907 North Roan Street, Johnson City, Tennessee, on Tuesday, April 25, 2000, at 7:00 p.m., Eastern Time, for the following purposes:

1. ELECTION OF DIRECTORS. To elect three directors to serve until the 2003 annual meeting of shareholders or until their successors have been duly elected and qualified.

2. RATIFICATION OF AUDITORS. To ratify the appointment of Baylor & Backus as State of Franklin's independent accountants and auditors for 2000.

3. OTHER BUSINESS. To transact such other business as may properly come before the meeting or any adjournment of the meeting.

       Shareholders of record at the close of business on March 15, 2000, are Entitled to notice of and to vote on all matters presented at the Annual Meeting of Shareholders. On that day, 1,345,465 shares of common stock were outstanding. Each share entitles the holder to one vote.



                                        By  Order  of  the  Board  of  Directors

                                        Becky  Mominee
                                        Secretary

April  4,  2000






   ---------------------------------------------------------------------------
   |                   YOUR  VOTE  IS  IMPORTANT                             |
   |                                                                         |
   |   WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING AND REGARDLESS OF     |
   |   -----------------------------------------------------------------     |
   |   THE NUMBER OF SHARES YOU OWN, PLEASE MARK, SIGN, DATE AND RETURN      |
   |   ----------------------------------------------------------------      |
   | THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE | | YOU MAY NEVERTHELESS VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING |
   ---------------------------------------------------------------------------

                       STATE OF FRANKLIN BANCSHARES, INC.
                             1907 NORTH ROAN STREET
                          JOHNSON CITY, TENNESSEE 37604

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS

     Your vote is very important. For this reason, the board of directors is requesting that, if you are not able to attend the annual meeting of shareholders, you allow your common stock to be represented at the meeting by the proxies named in the enclosed proxy card. This proxy statement and the form of proxy are being sent to you in connection with this request and are being mailed to all shareholders beginning on April 4, 2000.


                      INFORMATION ABOUT THE ANNUAL MEETING

WHEN  IS  THE  ANNUAL  MEETING?

     Tuesday,  April  25,  2000,  7:00  p.m.  Eastern  Time.


WHERE  WILL  THE  ANNUAL  MEETING  BE  HELD?

     1907  North  Roan  Street,  Johnson  City,  Tennessee.


WHAT  ITEMS  WILL  BE  VOTED  UPON  AT  THE  ANNUAL  MEETING?

     You  will  be  voting  upon  the  following  matters:

     1. ELECTION OF DIRECTORS. To elect three directors to serve until the 2003 annual meeting of shareholders or until their successors have been duly elected  and  qualified.

     2. RATIFICATION OF AUDITORS. To ratify the appointment of Baylor & Backus as State of Franklin's independent accountants and auditors for 2000.

     3. OTHER BUSINESS. To transact such other business as may properly come before the meeting or any adjournment of the meeting.


WHO  CAN  VOTE?

     You are entitled to vote your common stock if our records show that you held your shares as of the close of business on the record date, March 15, 2000. Each shareholder is entitled to one vote for each share of common stock held on that date. On March 15, 2000, there were 1,345,465 shares of common stock outstanding and entitled to vote.


HOW  DO  I  VOTE  BY  PROXY?

     If you sign, date and return your signed proxy card before the annual meeting, we will vote your shares as you direct. For the election of directors, you may vote for (1) all of the nominees, (2) none of the nominees, or (3) all of the nominees except those you designate. For the ratification of State of Franklin's auditors, you may vote "FOR" or "AGAINST" or you may "ABSTAIN" from voting.

     If you return your signed proxy card but do not specify how you want to vote your shares, we will vote them

     -     "FOR"  the  election  of  all  of  our  nominees  for  director;

     - "FOR" the ratification of Baylor and Backus as our independent auditors.

     The board of directors knows of no other business to be presented at the annual meeting. If any matters other than those set forth above are properly brought before the annual meeting, the individuals named in your proxy card may vote your shares in accordance with their best judgment.


HOW  DO  I  CHANGE  OR  REVOKE  MY  PROXY?

     You can change or revoke your proxy at any time before it is voted at the annual meeting by:

     (1) submitting another proxy with a more recent date than that of the proxy first given;

     (2)     attending  the  annual  meeting  and  voting  in  person;  or

     (3) sending written notice of revocation to our corporate secretary, Becky Mominee.


HOW  MANY  VOTES  ARE  REQUIRED?

     If  a  quorum  is  present  at  the  annual  meeting,

     - the director nominees will be elected by a plurality of the votes cast in person or by proxy at the meeting; and

     - the approval of independent auditors and all other matters submitted to the shareholders will require the affirmative vote of a majority of the shares of common stock present or represented by proxy at the meeting.


WHAT  CONSTITUTES  A  "QUORUM"  FOR  THE  MEETING?

     A majority of the outstanding shares, present or represented by proxy, constitutes a quorum. A quorum is necessary to conduct business at the annual meeting. You are part of the quorum if you have voted by proxy. Abstentions, broker non-votes and votes withheld from director nominees count as "shares present" at the meeting for purposes of determining a quorum. However, abstentions and broker non-votes do not count in the voting results. A broker non-vote occurs when a broker or other nominee who holds shares for another does not vote on a particular item because the nominee does not have discretionary authority for that item and has not received instructions from the owner of the shares.


WHO  PAYS  FOR  THE  SOLICITATION  OF  PROXIES?

     We will pay the cost of preparing, printing and mailing material in connection with this solicitation of proxies. In addition to solicitation by mail, regular employees of State of Franklin and paid solicitors may make solicitations personally and by telephone or otherwise. We will, upon request, reimburse brokerage firms, banks and others for their reasonable out-of-pocket expenses in forwarding proxy material to beneficial owners of stock or otherwise in connection with this solicitation of proxies. We have retained the Illinois Stock Transfer Company to assist in the solicitation for a fee of $4,375 plus reasonable out-of-pocket expenses.

WHEN  ARE  THE  2000  SHAREHOLDER  PROPOSALS  DUE?

     Proposals by shareholders to be considered for inclusion in the proxy materials solicited by the directors for the annual meeting in 2001 must be received by the Corporate Secretary, 1907 North Roan Street, Johnson City,
Tennessee 37604, no later than DECEMBER 20, 2000. The use of certified mail, return receipt requested, is advised. To be eligible for inclusion, a proposal must also comply with Rule 14a-8 and all other applicable provisions of Regulation 14A under the Securities Exchange Act of 1934.

                                  THE PROPOSALS
--------------------------------------------------------------------------------

                       PROPOSAL 1 - ELECTION OF DIRECTORS

     The  Board has nominated the following three persons to serve as directors:
Charles E. Allen, Sr., M.D., Donald R. Jeanes and Richard S. Venable. We do not anticipate that any of these nominees will be unavailable for election but, if such a situation arises, the proxy will be voted in accordance with the best judgment of the named proxies unless you have directed otherwise. The remaining members of the Board listed below will continue as members of the Board until their respective terms expire, as indicated below.

     INFORMATION ABOUT THE THREE INDIVIDUALS NOMINATED AS DIRECTORS AND THE REMAINING MEMBERS OF THE BOARD IS PROVIDED BELOW. SHARES OF COMMON STOCK REPRESENTED BY PROXY CARDS RETURNED TO US WILL BE VOTED FOR THE NOMINEES LISTED BELOW UNLESS YOU SPECIFY OTHERWISE.

                              NOMINEES FOR ELECTION
                              (TERMS EXPIRING 2003)



DIRECTOR, YEAR FIRST                    PRINCIPAL OCCUPATION,
ELECTED AS DIRECTOR          AGE      BUSINESS AND DIRECTORSHIPS
---------------------------  ---  ----------------------------------
Charles E. Allen, Sr., M.D.   69  Physician
  1996

Donald R. Jeanes. . . . . .   54  President of Milligan College
  1996

Richard S. Venable. . . . .   55  Owner and President of R.S.V. Inc.
  1996

     THE BOARD OF DIRECTORS OF STATE OF FRANKLIN RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES LISTED ABOVE.

                                     INCUMBENT DIRECTORS
                                    (TERMS EXPIRING 2002)

DIRECTOR, YEAR FIRST                                PRINCIPAL OCCUPATION,
ELECTED AS DIRECTOR        AGE                   BUSINESS AND DIRECTORSHIPS
-------------------------  ---  -------------------------------------------------------------
Randal R. Greene. . . . .   40  President of State of Franklin; President and Chief Executive
  1996                          Officer of the Savings Bank

Kenneth E. Cutshall, M.D.   39  Physician
  1996

Cameron E. Perry. . . . .   70  Banker, retired
  1996

Henry J. Williams, M.D. .   63  Physician
  1996

                                   INCUMBENT DIRECTORS
                                  (TERMS EXPIRING 2001)

DIRECTOR, YEAR FIRST                             PRINCIPAL OCCUPATION,
ELECTED AS DIRECTOR      AGE                  BUSINESS AND DIRECTORSHIPS
-----------------------  ---  -----------------------------------------------------------
Charles E. Allen, Jr. .   39  Chairman of the Board of State of Franklin; Chairman of the
  1996                        Board and Chief Financial Officer of the Savings Bank

Stephen K. Gross          53  Chief Financial Officer and owner of Microporous Products,
  1996                        LP

Verrill M. Norwood, Jr.   68  Environmental consultant
  1996

Vance W. Cheek. . . . .   76  Banker, retired
  1996

     These persons have served as directors of the State of Franklin Savings Bank since 1996 and as directors of State of Franklin since our formation in May 1998. Charles E. Allen, Sr, M.D., is the father of Charles E. Allen, Jr. Verrill M. Norwood, Jr., is the father-in-law of Randal R. Greene. No director of State of Franklin is a director or executive officer of another bank holding company, bank, savings and loan association, or credit union. The principal occupations and employments of the persons listed above are for the past five years except as described below:

     CHARLES E. ALLEN, JR., has served as Chairman of the Board and Chief Financial Officer of the Savings Bank since its inception in February 1996 and Chairman of the Board of State of Franklin since our organization in May 1998. He is a certified public accountant and a certified financial planner. He served two terms in the Tennessee General Assembly from 1990-1994. Previously he was an investment broker with J.C. Bradford & Co., until his resignation in August 1995 to form the Savings Bank. He is also president of Charles E. Allen Co. Inc. which manages and is owner/partner in six Stowaway Self Service Storage facilities in East Tennessee and western North Carolina.

     RANDAL R. GREENE has served as President and Chief Executive Officer of the Savings Bank since its inception in February 1996 and President of State of Franklin since our organization in May 1998. Previously, Mr. Greene was a senior vice president of First American National Bank serving as division manager of the corporate division responsible for the Johnson City, Kingsport and Bristol markets.

     ELECTION  OF  DIRECTORS  REQUIRES  THE AFFIRMATIVE VOTE OF THE HOLDERS OF A
PLURALITY  OF  THE  SHARES  OF  COMMON  STOCK REPRESENTED AT THE ANNUAL MEETING.

                    INFORMATION ABOUT THE BOARD OF DIRECTORS

ROLE  OF  THE  BOARD

     Pursuant to Tennessee law, our business, property and affairs are managed under the direction of our board of directors. The Board has responsibility for establishing broad corporate policies and for the overall performance and direction of State of Franklin, but is not involved in day-to-day operations. Members of the Board keep informed of our business by participating in Board and committee meetings, by reviewing analyses and reports sent to them regularly, and through discussions with our executive officers.

BOARD  STRUCTURE

     State of Franklin's bylaws provide that the board of directors shall consist of no fewer than five nor more than 25 members. The Board is currently composed of 11 members by Board resolution. The directors are divided into three classes, each of which is as nearly equal in number as possible. The directors in each class hold office for staggered terms of three years each. Staggered terms make it more difficult for shareholders, including those holding a majority of the common stock of State of Franklin, to force an immediate change in the composition of a majority of the board of directors. Since the terms of only one-third of the incumbent directors expire each year, two annual meetings of shareholders would be required to change a majority of the directors of State of Franklin, provided that no directors resigned, were removed, or died during their terms of office and the vacancies created thereby were not filled by an affirmative vote of majority of the board of directors.

1999  BOARD  MEETINGS

     During 1999 the board of directors of State of Franklin held nine meetings. The directors of State of Franklin also serve as directors of the Savings Bank. The board of directors of the Savings Bank held twelve meetings in 1999. No director attended less than 75% of the meetings held by State of Franklin or the Savings Bank during 1999.

BOARD  COMMITTEES

     The Board has three committees: the Audit Committee, the Compensation Committee and the Nominating Committee.

     The Audit Committee, consisting of directors Perry, Gross, Jeanes and Allen, Sr., is responsible for the review and evaluation of State of Franklin's internal controls and accounting procedures. It also periodically reviews audit reports with State of Franklin's independent auditors and recommends the annual appointment of auditors.

     State of Franklin's Compensation Committee is composed of directors Venable, Gross, Jeanes, Cutshall and Perry. This Committee establishes salary and compensation guidelines for State of Franklin's employees. During 1999 the Compensation Committee held one meeting.

     The entire Board acts as Nominating Committee for the nomination of members of the board of directors. The board of directors met one times in its capacity as the Nominating Committee during 1999.

DIRECTOR  COMPENSATION

Each director received a fee of $300 for each Savings Bank Board meeting he attended during 1999 as well as a $100 fee for each Savings Bank Executive Committee meeting he attended.

--------------------------------------------------------------------------------

       PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The board of directors has confirmed the appointment by the Audit Committee of Baylor & Backus as State of Franklin's independent accountants and auditors for 2000. Baylor & Backus has served as independent accountants and auditors of State of Franklin for the year ended December 31, 1999. Representatives of the firm will be present at the Annual Meeting, will have an opportunity to make a statement if they so desire, and are expected to be available to respond to appropriate questions by shareholders.

     THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK PRESENT OR REPRESENTED AT THE ANNUAL MEETING, IF A QUORUM EXISTS, ENTITLED TO VOTE AT THE ANNUAL MEETING IS REQUIRED TO RATIFY THE APPOINTMENT OF BAYLOR & BACKUS AS STATE OF FRANKLIN'S INDEPENDENT ACCOUNTANTS AND AUDITORS FOR 2000.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF BAYLOR & BACKUS AS STATE OF FRANKLIN'S INDEPENDENT ACCOUNTANTS AND AUDITORS FOR 2000.


--------------------------------------------------------------------------------

                                 STATE OF FRANKLIN STOCK OWNERSHIP

     The  following  table  sets  forth  certain information regarding the ownership of the common stock  as  of  March  1, 2000, for (i) each person who owns more than 5% of the common stock, (ii)
each  director  and  the executive officers who are listed in the executive compensation tables in this  proxy  statement,  and  (iii)  all  executive  officers  and  directors  as  a  group.

                                                                AMOUNT AND NATURE
                                                             OF BENEFICIAL OWNERSHIP     PERCENT
 NAME OF BENEFICIAL OWNER                                       (NUMBER OF SHARES)     OF CLASS(1)
-----------------------------------------------------------  ------------------------  -----------
Charles E. Allen, Jr.(2)(3) . . . . . . . . . . . . . . . .                   128,867         9.7%
Charles E. Allen, Sr., M.D.(4). . . . . . . . . . . . . . .                    27,777         2.1
Vance W. Cheek(4) . . . . . . . . . . . . . . . . . . . . .                    10,277           *
Kenneth E. Cutshall, M.D.(4). . . . . . . . . . . . . . . .                    23,477         1.8
Randal R. Greene(2)(3). . . . . . . . . . . . . . . . . . .                   102,655         7.7
Stephen K. Gross(4) . . . . . . . . . . . . . . . . . . . .                    27,096         2.0
Donald R. Jeanes(4) . . . . . . . . . . . . . . . . . . . .                     6,777           *
Verrill M. Norwood, Jr.(4). . . . . . . . . . . . . . . . .                    37,777         2.9
Cameron E. Perry(4) . . . . . . . . . . . . . . . . . . . .                    12,777           *
Henry J. Williams, Jr., M.D.(4).. . . . . . . . . . . . . .                    58,547         4.4
Richard S. Venable(4) . . . . . . . . . . . . . . . . . . .                    13,177           *
Directors and executive officers as a group (11 persons)(5)                   393,460        29.7

----------------
*   Less than 1%

(1)     Unless  otherwise  indicated,  beneficial  ownership consists of sole voting and investing
power  based  on  1,326,376  shares issued and outstanding on March 1, 2000.   Options to purchase
69,445 shares are exercisable or become exercisable within 60 days of March 1, 2000.  These shares issuable under options are deemed to be outstanding for the purpose of computing the percentage of outstanding  shares  owned  by  each  person to whom a portion of these options relate but are not deemed  to  be  outstanding for the purpose of computing the percentage owned by any other person.

(2)     Includes  22,226  shares  issuable  within  the next 60 days upon the exercise of options.

(3)     Includes  55,744  shares held by the Employee Stock Ownership Plan for which Mr. Allen and
Mr.  Greene  serve  as  co-trustees.

(4)     Includes  2,777  shares  issuable  within  the  next 60 days upon the exercise of options.

(5)     Includes  69,445  shares  issuable  upon  the  exercise of options granted under the Stock
Incentive  Plan  and  55,744  shares  held  by  the  Employee  Stock  Ownership  Plan.

        Messrs.  Charles  E.  Allen,  Jr.  and  Randal  R.  Greene serve as executive officers and directors  of  State  of  Franklin.

                                         EXECUTIVE COMPENSATION

     The  following  table  sets forth the aggregate cash compensation paid by State of Franklin to the
Chairman  and  the  President  of  State  of Franklin.  No other executive officer of State of Franklin received cash compensation in excess of $100,000 (determined as of the end of 1999) for the years ended
December  31,  1999,  1998  and  1997.

                                       SUMMARY COMPENSATION TABLE

                                   ANNUAL COMPENSATION               LONG TERM
                          --------------------------------------------------------
                                                                    COMPENSATION
                                                                     SECURITIES
                                                                     UNDERLYING
NAME AND POSITION      YEAR       SALARY ($)         BONUS ($)     OPTIONS/SARS(#)
---------------------  ----  --------------------  -------------  ----------------

Charles E. Allen, Jr.  1999        130,000             17,500              --
Chairman of the Board  1998        114,167             15,000          25,064
                       1997        105,000                 --          30,500

Randal R. Greene       1999        130,000             17,500             --
President              1998        114,167             15,000          25,064
                       1997        105,000                 --          30,500

                                                        OPTION GRANTS

     There  were  no  grants  of  stock  options  to  the  executive  officers  during  1999.

     The  following  table  discloses information regarding stock options held at the end of or exercised in fiscal year 1999 for  each  of  the  executive  officers  as  of  December  31,  1999.


                                     AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                                            AND FISCAL YEAR-END OPTION/SAR VALUES


                          SHARES                   SECURITIES UNDERLYING        VALUE OF UNEXERCISED
                       ACQUIRED ON     VALUE        UNEXERCISED OPTIONS         IN-THE-MONEY OPTIONS
        NAME           EXERCISE(1)  REALIZED(1)     AT DECEMBER 31, 1999      AT DECEMBER 31, 1999 (2)
---------------------  -----------  -----------  --------------------------  --------------------------
                                                 EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
                       -----------  -----------  -----------  -------------  -----------  -------------
Charles E. Allen, Jr.          ---          ---       22,226         33,338  $    71,345  $     107,014
Randal R. Greene               ---          ---       22,226         33,338  $    71,345  $     107,014

_________________
(1)     As  of  December  31,  1999, no options have been exercised by the executive officers under the Stock Incentive Plan.
(2)     Based  on  State  of Franklin's offering of shares of our common stock to the public during 1999 at a price of $13.50 per  share.

                     REPORT ON EXECUTIVE COMPENSATION OF THE
                COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

     The Compensation Committee of the board of directors is comprised of five directors who are not employees of State of Franklin. The Committee is responsible for establishing and administering State of Franklin's executive compensation programs, as well as determining the salaries, compensation and benefits of the President and CEO and the Chairman and CFO.

     This report of the Compensation Committee describes the components of State of Franklin's executive officer compensation programs and describes the basis upon which compensation is awarded to the executive officers of State of Franklin.

     This Compensation Committee report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy
Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that State of Franklin specifically incorporates this information by reference, and shall not otherwise be deemed filed under these Acts.

Compensation  Philosophy  and  Structure

     The Compensation Committee establishes and periodically reviews the compensation for the executive officers. When setting salaries and bonuses, the Committee considers profitability of State of Franklin, peer compensation and the officers' effectiveness in meeting the goals established by the board of directors.

                                        COMPENSATION COMMITTEE
                              Richard  S.  Venable     Stephen  K.  Gross
                              Donald  R.  Jeanes       Kenneth  E.  Cutshall
                              Cameron  E.  Perry


     SECTION  16(A)  BENEFICIAL  OWNERSHIP  REPORTING  COMPLIANCE

     The federal securities laws require State of Franklin's directors and executive officers, and persons who beneficially own more than 10% of a registered class of State of Franklin's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of any securities of State of Franklin. To State of Franklin's knowledge, based solely on review of the copies of these reports furnished to State of Franklin and representations by reporting persons, all of State of Franklin's officers, directors and greater than 10% beneficial owners made all filings required in a timely manner.

     TRANSACTIONS  WITH  EXECUTIVE  OFFICERS,  DIRECTORS  AND  OTHERS

     State of Franklin has had and expects to have in the future banking and other business transactions in the ordinary course of our banking business with directors, officers, and 10% beneficial owners of State of Franklin and their affiliates, including members of their families, or corporations, partnerships, or other organizations in which the officers or directors have a controlling interest, on substantially the same terms (including price, or interest rates and collateral) as those prevailing at the time for comparable transactions with unrelated parties. Any such banking transactions will not involve more than the normal risk of collectibility nor present other unfavorable features to State of Franklin or the Savings Bank.

     The Savings Bank leases office space from a partnership, Allen and Allen. Charles E. Allen, Jr., the Chairman of the Board of State of Franklin and Charles E. Allen, Sr., M.D., a director of State of Franklin, are principals in Allen and Allen. The 2,625 square foot building houses the Savings Bank's Browns Mill Road branch. Rent for the first three years of the of the contract is $13.41 per square foot or $35,190 annually. This amount includes taxes, insurance and maintenance.

                                 OTHER  MATTERS

     The board of directors, at the time of the preparation of this Proxy Statement, knows of no business to come before the Annual Meeting other than that referred to herein. If any other business should come before the Annual Meeting, the persons named in the enclosed Proxy will have discretionary authority to vote all proxies in accordance with their best judgment.

     UPON THE WRITTEN REQUEST OF ANY RECORD HOLDER OR BENEFICIAL OWNER OF COMMON STOCK ENTITLED TO VOTE AT THE ANNUAL MEETING, STATE OF FRANKLIN, WITHOUT CHARGE, WILL PROVIDE A COPY OF OUR ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 1999 AS FILED WITH THE SEC. REQUESTS SHOULD BE DIRECTED TO BECKY MOMINEE, SECRETARY, STATE OF FRANKLIN BANCSHARES, INC., 1907 NORTH ROAN STREET, JOHNSON CITY, TENNESSEE 37604, TELEPHONE (423) 926-3600.

                                   BY  ORDER  OF  THE  BOARD  OF  DIRECTORS

                                   /s/ Becky  Mominee
                                   Secretary

Johnson  City,  Tennessee
April  4,  2000

                       STATE OF FRANKLIN BANCSHARES, INC.
                             1907 North Roan Street
                         Johnson City,  Tennessee 37604

                  Please complete both sides of the Proxy Card, detach and return in the enclosed postage-prepaid envelope.


DETACH  PROXY  CARD  HERE

--------------------------------------------------------------------------------

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS

The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting and the related Proxy Statement.

                              Dated
                                   ----------------------------------

                              ---------------------------------------

                              ---------------------------------------
                              (PLEASE  SIGN  HERE)

Shareholder should sign here exactly as shown on the label affixed hereto. Administrator, Trustee, or Guardian, please give full title. If more than one Trustee, all should sign. All Joint Owners should sign.

DETACH  ATTENDANCE  CARD  HERE  AND  MAIL  WITH  PROXY  CARD

--------------------------------------------------------------------------------

                       STATE OF FRANKLIN BANCSHARES, INC.

If you plan to personally attend the Annual Meeting of Shareholders, please check the box below and list names of attendees on reverse side.
Return  this  stub  in  the  enclosed  envelope  with your completed proxy card.

                                   I  do  plan  to  attend   ---
                                   the  2000  meeting       |   |
                                                             ---

--------------------------------------------------------------------------------

NAMES  OF  PERSONS  ATTENDING

------------------------------

------------------------------

------------------------------

------------------------------


--------------------------------------------------------------------------------

Proxy                                        State  of  Franklin Bancshare, Inc.

The undersigned appoints each of Charles E. Allen, Jr., Randal R. Greene and Becky Mominee, or any of them, with full power of substitution and revocation as Proxy to vote all shares of stock standing in my name on the books of State of Franklin Bancshares, Inc. (the "Company") at the close of business on March 15, 2000, which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of the Company to be held at 1907 North Roan Street, Johnson City, Tennessee, on April 25, 2000, at 7:00 p.m., Eastern Time, and at any and all adjournments, upon the matters set forth in the Notice of the meeting. The Proxy is further authorized to vote in his or her discretion as to any other matters which may come before the meeting. At the time of preparation of the Proxy Statement, the Board of Directors knows of no business to come before the meeting other than that referred to in the Proxy Statement.

THE SHARES COVERED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN BELOW AND WHEN NO INSTRUCTIONS ARE GIVEN WILL BE VOTED FOR THE PROPOSALS DESCRIBED IN THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT AND ON THIS PROXY.

     1. Election of three directors to serve a three-year term or until their succesors have been duly elected and qualified.

         ---   FOR  all  nominees  listed  below  (except  as  indicated to the
        |   |  contrary  below).
         ---

         ---   WITHHOLD  AUTHORITY  to  vote  for  all  nominees  listed below.
        |   |
         ---

               Charles E. Allen, Sr., M.D., Donald R. Jeanes, Richard S. Venable

               INSTRUCTIONS: To withhold authority to vote for any individual nominee, write such nominee's name in the space provided below.


               -------------------------------------------------------------



     2. Ratification of the appointment of Baylor & Backus as the Company's independent accountants and auditors for 2000.


            For                Against            Abstain
               ----                  ----                ----

                         [Continued  and  to  be  signed  on  other  side]